UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 13, 2022

____________________

Cottonwood Communities, Inc.
(Exact Name of Registrant as Specified in Its Charter)
____________________

Maryland	000-56165	61-1805524
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1245 Brickyard Road, Suite 250
Salt Lake City, Utah 84106
(Address of Principal Executive Offices)
(801) 278-0700
(Registrant’s Telephone Number, Including Area Code)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On December 13, 2022, Cottonwood Communities, Inc. (the "Company," "we," "our," or "us") entered a managing broker dealer agreement (the "Managing Broker Dealer Agreement"), to be effective as of December 1, 2022, with an unaffiliated third party to act as the managing broker dealer in connection with the Company's offering of up to 100,000,000 in shares of Series 2023 preferred stock of the Company, par value $0.01 per share, (the "Series 2023 Preferred Stock") on a best-efforts basis. The Series 2023 Preferred Stock will be offered and sold to accredited investors at a purchase price of $10.00 per share (the "Private Offering"). The Series 2023 Preferred Stock will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any state, and will instead be issued in transactions exempt from the registration requirements of the Securities Act in reliance on Section 4(a)(2) and Rule 506(b) of Regulation D promulgated thereunder, and corresponding provisions of state securities laws, which exempt certain transactions by an issuer not involving a public offering. The Series 2023 Preferred Stock may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. There will be no general solicitation in connection with the offer or sale of the Series 2023 Preferred Stock

Pursuant to the terms of the Managing Broker Dealer Agreement, the managing broker dealer will receive selling commissions in an amount up to 6% of the gross offering proceeds from the Private Offering, which it will reallow to selling group members, and a placement fee in an amount up to 3% of the gross offering proceeds from the Private Offering, which it will reallow, in whole or in part, to certain wholesalers which are internal to affiliates CC Advisors III, LLC, the Company's external advisor (the "Advisor"). The Company will be responsible for paying all of the expenses associated with the Private Offering. In addition, the Managing Broker Dealer Agreement requires the Company to indemnify the managing broker dealer with respect to liabilities, including certain civil liabilities under the Securities Act, which may arise in connection with the Private Offering.

Amendment to Operating Partnership Agreement

On December 13, 2022, in connection with the Private Offering, the Company, as the sole member of the sole general partner of Cottonwood Residential O.P., LP, the operating partnership subsidiary for the Company (the “Operating Partnership”), executed the Fourth Amendment to the Sixth Amended and Restated Limited Partnership Agreement of Operating Partnership (the “OP Agreement”) to be effective as of December 1, 2022, among other things, creating a series of preferred units (the “Series 2023 Preferred Units”) that mirror the rights and preferences of the Series 2023 Preferred Stock, as described below in Item 3.03. The proceeds from the sale of the Series 2023 Preferred Stock will be contributed by the Company to the Operating Partnership in exchange for up to 10,000,000 Series 2023 Preferred Units.

Item 3.03 Material Modification to Rights of Security Holders.

Preferred Stock Articles Supplementary

On December 13, 2022, the Company filed with the State Department of Assessments and Taxation of the State of Maryland (the “SDAT”) Articles Supplementary to its Articles of Amendment and Restatement, as amended and supplemented, classifying and designating 10,000,000 shares of the authorized but unissued preferred stock, par value $0.01, as shares of the Series 2023 Preferred Stock (the “Series 2023 Preferred Stock Articles Supplementary”). As set forth in the Series 2023 Preferred Stock Articles Supplementary, the Series 2023 Preferred Stock, with respect to dividend rights and rights upon voluntary or involuntary liquidation, dissolution or winding up of the Company, ranks senior to the common stock, and on parity with the Series 2019 Preferred Stock, par value $0.01 per share, and any future class or series of the Company's capital stock expressly designated as ranking on parity with the Series 2023 Preferred Stock.

Stockholders of the Series 2023 Preferred Stock are entitled to, when and as authorized by the board of directors and declared by the Company, cash dividends at the rate of 6.0% per annum of $10.00 per share (equivalent to a fixed annual rate of $0.60 per share). Commencing July 1, 2027, such rate will increase to 6.25% per annum of $10.00 per share (equivalent to a fixed annual rate of $0.625 per share) and commencing July 1, 2028, such rate will increase to 6.50% per annum of $10.00 per share (equivalent to a fixed annual rate of $0.650 per share). The dividends on each share of the Series 2023 Preferred Stock will be payable monthly in arrears on or before the first day of each month or, if not a business day, the next succeeding business day. Dividends will accrue and be cumulative from and including the first date on which the Series 2023 Preferred Stock is issued.

Upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, the stockholders of Series 2023 Preferred Stock will be entitled to receive a liquidation preference of $10.00 (the “Purchase Price”), plus any accrued and unpaid dividends (whether or not authorized or declared) thereon to and including the date of payment, before any payments are made to the holders of the common stock or other shares ranking junior to the Series 2023 Preferred Stock as to liquidation rights, none of which exist on the date hereof. The rights of the stockholders of the Series 2023 Preferred Stock to receive their liquidation preference will be subject to the proportionate rights of each other series or class of the Company's capital stock ranking on parity with the Series 2023 Preferred Stock as to liquidation.

The Company must redeem the Series 2023 Preferred Stock for cash at a redemption price per share equal to the Purchase Price plus any accrued and unpaid dividends thereon to, and including, the redemption date, to the extent there are funds legally available therefor on June 30, 2027, which date may be extended by two one-year extension options. The Company is permitted to redeem the Series 2023 Preferred Stock beginning on December 31, 2023 or (i) upon the listing of our shares of common stock for trading on a national securities exchange with at least three market makers or a New York Stock Exchange specialist, or (ii) upon the Company's entry into a binding commitment for any merger or combination of the Company or the sale of substantially all of the Company's assets, for cash at a redemption price per share equal to the Purchase Price plus any accrued and unpaid dividends thereon to, and including, the redemption date.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2022, the Company filed the Series 2023 Preferred Stock Articles Supplementary with the SDAT designating the rights, preferences and privileges of the Series 2023 Preferred Stock. The Series 2023 Preferred Stock Articles Supplementary were effective upon filing. The information about the Series 2023 Preferred Stock Articles Supplementary under Item 3.03 of this report, including the summary description of the rights, preferences and privileges of the Series 2023 Preferred Stock, is incorporated herein by reference.

The description of the Series 2023 Preferred Stock Articles Supplementary in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Series 2023 Preferred Stock Articles Supplementary, which is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.
Results of Annual Meeting

On December 13, 2022, the Company held its 2022 annual meeting of stockholders (the "Annual Meeting") at 1245 Brickyard Road, Suite 250, Salt Lake City, Utah 84106. At the Annual Meeting, the Company’s stockholders voted in person or by proxy on (1) the election of the following individuals to the board of directors: Daniel Shaeffer, Chad Christensen, Jonathan Gardner, John Lunt, and Philip White; and (2) the ratification of the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

All of the director nominees were elected. The number of votes cast for, against and abstaining from each of the director nominees and the number of broker non-votes were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Daniel Shaeffer	8,891,968	132,529	414,485	8,015,067
Chad Christensen	8,877,663	158,046	403,273	8,015,067
Jonathan Gardner	8,884,612	147,698	406,672	8,015,067
John Lunt	8,875,802	148,016	415,164	8,015,067
Philip White	8,862,884	164,105	411,993	8,015,067
The appointment of KPMG as the Company’s independent registered public accounting firm for the year ended December 31, 2022 was ratified. The results of the vote on the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2022 were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of KPMG Appointment	17,068,617	95,010	290,422	0

Item 8.01 Other Events.
November 30, 2022 NAV Calculation
Our board of directors, including a majority of our independent directors, has adopted valuation guidelines, as amended from time to time, that contain a comprehensive set of methodologies to be used in connection with the calculation of our NAV. Our most recent NAV per share for each share class, which is updated as of the last calendar day of each month, is posted on our website at www.cottonwoodcommunities.com and is also available on our toll-free, automated telephone line at (888) 422-2584.

The November 30, 2022 NAV for our outstanding Class T, Class D, Class I, and Class A shares was calculated pursuant to these valuation guidelines.
Please see our Current Report on Form 8-K/A, filed with the SEC on June 8, 2021 and available on the SEC’s website at www.sec.gov, for a more detailed description of our valuation guidelines, including important disclosures regarding real property valuations, debt-related asset valuations and property management business valuations provided by Altus Group U.S. Inc. (the “Independent Valuation Advisor”). All parties engaged by us in the calculation of our NAV, including CC Advisors III, LLC, our advisor, are subject to the oversight of our board of directors. As described in our valuation guidelines, each real property is appraised by a third-party appraiser (the “Third-Party Appraisal Firm”) at least once per calendar year and reviewed by our advisor and the Independent Valuation Advisor. Additionally, the real property assets not appraised by the Third-Party Appraisal Firm in a given calendar month will be appraised for such calendar month by our Independent Valuation Advisor, and such appraisals are reviewed by our advisor.

Our Operating Partnership has certain classes or series of OP Units that are each economically equivalent to a corresponding class of shares. Accordingly, on the last day of each month, for such classes or series of OP Units, the NAV per OP Unit equals the NAV per share of the corresponding class. To the extent our Operating Partnership has classes of units that do not correspond to a class of our shares, such units will be valued in a manner consistent with our valuation guidelines. The NAV of our Operating Partnership on the last day of each month equals the sum of the NAVs of each fully-diluted outstanding OP Unit on such day. In calculating the fully-diluted outstanding OP Units we include all outstanding vested LTIP Units, unvested time-based LTIP Units and those performance-based LTIP Units that would be earned based on the internal rate of return as of such day.

Our total NAV in the following table includes the NAV of our outstanding classes of common stock as of November 30, 2022 (Class T, Class D, Class I, and Class A) as well as the partnership interests of the Operating Partnership held by parties other than us. The following table sets forth the components of our NAV as of November 30, 2022 and October 31, 2022:

	As of
Components of NAV*	November 30, 2022	October 31, 2022
Investments in Multifamily Operating Properties	$2,399,539,386	$2,327,260,768
Investments in Multifamily Development Properties	125,819,801	231,582,110
Investments in Real-estate Related Structured Investments	62,580,831	53,943,070
Investments in Land Held for Development	77,986,375	77,938,885
Operating Company and Other Net Current Assets	9,493,196	14,660,855
Cash and Cash Equivalents	11,455,051	14,465,047
Secured Real Estate Financing	(1,153,768,110)	(1,142,585,408)
Subordinated Unsecured Notes	(43,393,000)	(43,443,000)
Preferred Equity	(127,064,852)	(127,124,852)
Accrued Performance Participation Allocation	(24,639,165)	(30,297,984)
Net Asset Value	$1,338,009,513	$1,376,399,491
Fully-diluted Shares/Units Outstanding	66,918,871	66,905,811

* Presented as adjusted for our economic ownership percentage in each asset.

The following table provides a breakdown of our total NAV and NAV per share/unit by class as of November 30, 2022 and October 31, 2022:

	Class
	T	D	I	A	OP(1)	Total
As of November 30, 2022
Monthly NAV	$93,280,093	$516,216	$73,225,644	$537,873,431	$633,114,129	$1,338,009,513
Fully-diluted Outstanding Shares/Units	4,665,287	25,818	3,662,289	26,901,066	31,664,411	66,918,871
NAV per Fully-diluted Share/Unit	$19.9945	$19.9945	$19.9945	$19.9945	$19.9945
As of October 31, 2022
Monthly NAV	$93,393,303	$280,619	$72,286,501	$556,656,626	$653,782,442	$1,376,399,491
Fully-diluted Outstanding Shares/Units	4,539,783	13,641	3,513,796	27,058,687	31,779,904	66,905,811
NAV per Fully-diluted Share/Unit	$20.5722	$20.5722	$20.5722	$20.5722	$20.5722

(1) Includes the partnership interests of our Operating Partnership held by High Traverse Holdings, an entity beneficially owned by Daniel Shaeffer, Chad Christensen, Gregg Christensen and Eric Marlin and other Operating Partnership interests, including LTIP Units as described above, held by parties other than us.

Set forth below are the weighted averages of the key assumptions that were used by the Independent Appraisal Firms in the discounted cash flow methodology used in the November 30, 2022, valuations of our real property assets, based on property types.

	Discount Rate	Exit Capitalization Rate
Operating Assets	6.14%	4.79%
Development Assets	6.00%	4.50%

* Presented as adjusted for our economic ownership percentage in each asset, weighted by gross value.
A change in these assumptions would impact the calculation of the value of our operating and development assets. For example, assuming all other factors remain unchanged, the changes listed below would result in the following effects on our operating and development asset values:

Sensitivities	Change	Operating Asset Values	Development Asset Values
Discount Rate	0.25% decrease	2.4%	2.3%
	0.25% increase	(2.4)%	(2.2)%
Exit Capitalization Rate	0.25% decrease	4.1%	4.4%
	0.25% increase	(3.5)%	(4.0)%

* Presented as adjusted for our economic ownership percentage in each asset.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are intended to be deemed “forward-looking statements” within the meaning of, and to be covered by the safe harbor provisions contained in, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements are generally identifiable by the use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “continue,” or other similar words or terms. These statements are based on certain assumptions and analyses made in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Such statements are subject to a number of assumptions, risks and uncertainties that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the factors that may cause results to vary are the extent to which the COVID-19 pandemic impacts our operations, the current economic slowdown, the rising interest rate environment and inflation, or the public perception that any of these events may continue, general economic and business (particularly real estate and capital market) conditions being less favorable than expected, the business opportunities that may be presented to and pursued by us, changes in laws or regulations (including changes to laws governing the taxation of real estate investment trusts (“REITs”)), risk of acquisitions, availability and creditworthiness of prospective tenants, availability of capital (debt and equity), interest rate fluctuations, competition, supply and demand for properties in current and any proposed market areas in which we invest, our tenants’ ability and willingness to pay rent at current or increased levels, accounting principles, policies and guidelines applicable to REITs, environmental, regulatory and/or safety requirements, tenant bankruptcies and defaults, the availability and cost of comprehensive insurance, including coverage for terrorist acts, and other factors, many of which are beyond our control. For a further discussion of these factors and other risk factors that could lead to actual results materially different from those described in the forward-looking statements, see “Risk Factors” under Item 1A of Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent periodic and current reports filed with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Articles Supplementary for the Series 2023 Preferred Stock of Cottonwood Communities, Inc.
99.1	Consent of Altus Group U.S. Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTTONWOOD COMMUNITIES, INC.

By:	/s/ Adam Larson
Name:	Adam Larson
Title:	Chief Financial Officer

Date:   December 16, 2022